Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The tables below set forth the unaudited pro forma condensed combined financial data for Acadia Healthcare Company, Inc. (“Acadia”) giving effect to Acadia’s planned merger with CRC Health Group, Inc. (“CRC”) and the related issuance of common stock and debt financing transactions described herein.

With respect to the issuance of common stock, the unaudited pro forma condensed combined financial data is based on the assumption that Acadia will issue 6,262,046 shares of common stock to stockholders of CRC pursuant to the Agreement and Plan of Merger between Acadia, Copper Acquisition Co., Inc. and CRC dated October 29, 2014.

With respect to Acadia’s planned debt financing, the unaudited pro forma condensed combined financial data is based on the assumption that Acadia will issue $300,000,000 of senior unsecured notes, issue $500,000,000 of term loans and borrow on its existing revolving line of credit at the closing date of the merger and also reflects the sixth amendment to Acadia’s credit facility effective as of December 15, 2014.

The unaudited pro forma condensed combined balance sheet as of September 30, 2014 reflects the effect of Acadia’s planned merger with CRC and the related financing transactions described above as if it occurred on September 30, 2014.

The unaudited pro forma condensed combined statements of operations present income (loss) from continuing operations and give effect to each transaction as if it occurred on January 1, 2013.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2013 combines the audited consolidated statement of operations of Acadia, the audited consolidated statement of operations of Partnerships in Care Investments 1 Limited (“Partnerships in Care”), the unaudited consolidated statement of operations for Acadia’s other completed acquisitions, the audited consolidated statement of operations of CRC, and the unaudited consolidated statement of operations for CRC’s completed acquisition of Habit Holdings, Inc. (“Habit”) for the period from January 1, 2013 to December 31, 2013.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 combines the unaudited consolidated statement of operations of Acadia for that period, the unaudited consolidated statement of operations of Partnerships in Care for the six months ended June 30, 2014, the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the period prior to acquisition, the unaudited consolidated statement of operations of CRC for the nine months ended September 30, 2014, and the unaudited consolidated statement of operations of Habit for the period from January 1, 2014 to February 28, 2014 (the date CRC closed its acquisition of Habit).

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013 combines the unaudited consolidated statement of operations of Acadia for that period, the unaudited consolidated statement of operations of Partnerships in Care for the nine months ended September 30, 2013, the unaudited consolidated statement of operations for Acadia’s other completed acquisitions for the period prior to acquisition, the unaudited consolidated statement of operations of CRC for the nine months ended September 30, 2013, and the unaudited consolidated statement of operations of Habit for the nine months ended September 30, 2013.

The unaudited pro forma condensed combined financial data has been prepared using the acquisition method of accounting for business combinations under GAAP. The adjustments necessary to fairly present the unaudited pro forma condensed combined financial data have been made based on available information and in the opinion of management are reasonable. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with this unaudited pro forma condensed combined financial data. The pro forma adjustments related to the planned merger with CRC are preliminary and revisions to the fair value of assets acquired and liabilities assumed may have a significant impact on the pro forma adjustments. A final valuation of assets acquired and liabilities assumed has not been completed and the completion of fair value determinations may result in changes in the values assigned to property and equipment and other assets (including intangibles) acquired and liabilities assumed.

The unaudited pro forma condensed combined financial data is for illustrative purposes only and does not purport to represent what our financial position or results of operations actually would have been had the events noted above in fact occurred on the assumed dates or to project our financial position or results of operations for any future date or future period.

The unaudited pro forma condensed combined financial data should be read in conjunction with the consolidated financial statements and notes thereto of Acadia, Partnerships in Care and CRC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2014

(In thousands)

	Acadia(1)	CRC(2)	Pro Forma Merger Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$42,179	$21,112	$(16,112)	(5)	$47,179
Accounts receivable, net	130,253	49,263			179,516
Deferred tax assets	19,782	—			19,782
Other current assets	37,626	15,902			53,528

Total current assets	229,840	86,277	(16,112)		300,005
Property and equipment, net	1,026,378	128,851			1,155,229
Goodwill	804,647	559,613	463,037	(4)	1,827,297
Intangible assets, net	21,621	266,639	(251,639)	(4)	36,621
Deferred tax assets—noncurrent	15,933	—	29,795	(4)	45,728
Other assets	42,049	20,425	23,250	(5)	67,652
			1,900	(5)
			(19,972)	(3)

Total assets	$2,140,468	$1,061,805	$230,259		$3,432,532

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$13,320	$4,709	$12,041	(6)	$30,070
Accounts payable	43,260	5,841			49,101
Accrued salaries and benefits	56,213	22,777			78,990
Other accrued liabilities	29,747	29,002	(7,412)		51,337

Total current liabilities	142,540	62,329	4,629		209,498
Long-term debt	1,016,002	874,669	42,139	(6)	1,932,810
Deferred tax liabilities—noncurrent	64,771	137,835	(202,606)	(4)	—
Other liabilities	30,579	25,077			55,656

Total liabilities	1,253,892	1,099,910	(155,838)		2,197,964
Equity:
Common stock	592	36	(36)	(3)	655
			63	(4)
Additional paid-in capital	843,528	358,965	(358,965)	(3)	1,219,188
			375,660	(4)
Retained earnings (accumulated deficit)	79,313	(396,858)	396,858	(3)	51,582
			(27,731)	(5)
Accumulated other comprehensive loss	(36,857)	(248)	248	(3)	(36,857)

Total equity (deficit)	886,576	(38,105)	386,097		1,234,568

Total liabilities and equity	$2,140,468	$1,061,805	$230,259		$3,432,532

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions Pro Forma Adjustment(7)	Partnerships in Care(8a)	Pro Forma Adjustments		Notes		Acadia Pro Forma	CRC(2)	Habit(9)	Pro Forma Merger Adjustments		Notes		Pro Forma Combined
Revenue before provision for doubtful accounts	$735,109	$33,397	$267,031	$				$1,035,537	$408,809	$44,294	$				$1,488,640
Provision for doubtful accounts	(21,701)	(1,136)	(11)					(22,848)	—	(886)		(6,948)	(16)		(30,682)

Revenue	713,408	32,261	267,020					1,012,689	408,809	43,408		(6,948)			1,457,958

Salaries, wages and benefits	407,962	18,148	151,493					577,603	189,682	25,625					792,910
Professional fees	37,171	1,567	11,294					50,032	46,774	1,312					98,118
Supplies	37,569	1,382	9,755					48,706	19,386	1,628					69,720
Rents and leases	10,049	1,575	1,605					13,229	14,035	3,500					30,764
Other operating expenses	80,572	3,635	24,050					108,257	51,775	4,441					164,473
Depreciation and amortization	17,090	687	21,173		(5,420)	(11a	)	33,530	19,398	1,930		(5,536)	(11b	)	49,322
Interest expense, net	37,250	2,067	77,373		(60,432)	(12a	)	56,258	70,699	575		(20,859)	(12b	)	106,673
Provision for doubtful accounts	—	—	—					—	6,948	—		(6,948)	(16)		—
Debt extinguishment costs	9,350	—	—					9,350	—	—					9,350
Goodwill and asset impairments	—	—	—					—	19,341	—					19,341
Transaction-related expenses	7,150	—	—					7,150	—	—		(1,611)	(13)		5,539

Total expenses	644,163	29,061	296,743		(65,852)			904,115	438,038	39,011		(34,954)			1,346,210

Income (loss) from continuing operations before income taxes	69,245	3,200	(29,723)		65,852			108,574	(29,229)	4,397		28,006			111,748
Provision (benefit) for income taxes	25,975	1,200	(12,844)		16,069	(14)		30,400	1,790	1,790		11,202	(14)		45,182

Income (loss) from continuing operations	$43,270	$2,000	$(16,879)		$49,783			$78,174	$(31,019)	$2,607		$16,804			$66,566

Earnings per share—income (loss) from continuing operations:
Basic	$0.87							$1.33							$1.02

Diluted	$0.86							$1.32							$1.02

Weighted average shares:
Basic	50,004				8,882	(15a	)	58,886				6,262	(15b	)	65,148
Diluted	50,411				8,882	(15a	)	59,293				6,262	(15b	)	65,555

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2014

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions Pro Forma Adjustment(7)	Partnerships in Care(8b)	Pro Forma Adjustments		Notes		Acadia Pro Forma	CRC(2)	Habit(9)	Pro Forma Merger Adjustments		Notes		Pro Forma Combined
Revenue before provision for doubtful accounts	$729,784	$9,492	$142,312	$				$881,588	$340,255	$7,401	$				$1,229,244
Provision for doubtful accounts	(20,084)	(25)	3					(20,106)	—	(148)		(5,718)	(16)		(25,972)

Revenue	709,700	9,467	142,315					861,482	340,255	7,253		(5,718)			1,203,272

Salaries, wages and benefits	408,680	5,021	84,641					498,342	157,792	4,021					660,155
Professional fees	36,151	467	6,737					43,355	30,297	225					73,877
Supplies	34,722	266	4,868					39,856	15,221	258					55,335
Rents and leases	8,872	574	909					10,355	12,925	522					23,802
Other operating expenses	79,188	1,043	11,644					91,875	41,474	698					134,047
Depreciation and amortization	21,696	51	11,731		(3,329)	(11a	)	30,149	15,352	381		(3,889)	(11b	)	41,993
Interest expense, net	33,505	720	43,084		(34,613)	(12a	)	42,696	54,455	89		(16,733)	(12b	)	80,507
Provision for doubtful accounts	—	—	—					—	5,718	—		(5,718)	(16)		—
Debt extinguishment costs	—	—	—					—	11,622	—					11,622
Gain on foreign currency derivatives	(15,262)	—	—					(15,262)	—	—					(15,262)
Goodwill and asset impairments	—	—	—					—	1,089	—					1,089
Transaction-related expenses	10,834	—	—					10,834	—	—		(667)	(13)		10,167

Total expenses	618,386	8,142	163,614		(37,942)			752,200	345,945	6,194		(27,007)			1,077,332
Income (loss) from continuing operations before income taxes	91,314	1,325	(21,299)		37,942			109,282	(5,690)	1,059		21,289			125,940
Provision (benefit) for income taxes	30,383	497	30		(312)	(14)		30,598	254	304		8,516	(14)		39,672

Income (loss) from continuing operations	$60,931	$828	$(21,329)		$38,254			$78,684	$(5,944)	$755		$12,773			$86,268

Earnings per share—income (loss) from continuing operations:
Basic	$1.14							$1.33							$1.32

Diluted	$1.13							$1.33							$1.31

Weighted average shares:
Basic	53,670				5,433	(15a	)	59,103				6,262	(15b	)	65,365
Diluted	53,922				5,433	(15a	)	59,355				6,262	(15b	)	65,617

See accompanying notes to unaudited pro forma financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2013

(In thousands, except per share amounts)

	Acadia(1)	Completed Acquisitions Pro Forma Adjustment(7)	Partnerships in Care(8b)	Pro Forma Adjustments		Notes		Acadia Pro Forma	CRC(2)	Habit(9)	Pro Forma Merger Adjustments		Notes	Pro Forma Combined
Revenue before provision for doubtful accounts	$539,230	$28,328	$197,718	$				$765,276	$309,449	$33,221	$			$1,107,946
Provision for doubtful accounts	(15,821)	(1,035)	(32)					(16,888)	—	(664)		(5,674)	(16)	(23,226)

Revenue	523,409	27,293	197,686					748,388	309,449	32,557		(5,674)		1,084,720
Salaries, wages and benefits	298,904	15,130	112,626					426,660	140,044	19,219				585,923
Professional fees	27,294	1,394	8,735					37,423	35,519	984				73,926
Supplies	28,017	1,215	7,220					36,452	14,458	1,221				52,131
Rents and leases	7,377	1,326	1,186					9,889	10,428	2,625				22,942
Other operating expenses	59,424	3,138	16,389					78,951	35,723	3,331				118,005
Depreciation and amortization	12,248	641	15,575		(3,898)	(11a	)	24,566	14,363	1,448		(3,967)	(11b )	36,410
Interest expense, net	27,672	1,622	57,080		(44,375)	(12a	)	41,999	52,791	431		(15,411)	(12b )	79,810
Provision for doubtful accounts	—	—	—					—	5,674	—		(5,674)	(16)	—
Debt extinguishment costs	9,350	—	—					9,350	—	—				9,350
Transaction-related expenses	3,813	—	—					3,813	—	—				3,813

Total expenses	474,099	24,466	218,811		(48,273)			669,103	309,000	29,259		(25,052)		982,310

Income (loss) from continuing operations before income taxes	49,310	2,827	(21,125)		48,273			79,285	449	3,298		19,378		102,410
Provision (benefit) for income taxes	18,439	1,060	(9,471)		12,171	(14)		22,199	1,261	1,343		7,751	(14)	32,554

Income (loss) from continuing operations	$30,871	$1,767	$(11,654)		$36,102			$57,086	$(812)	$1,955		$11,627		$69,856

Earnings per share—income (loss) from continuing operations:
Basic	$0.62							$0.97						$1.07

Diluted	$0.61							$0.97						$1.07

Weighted average shares:
Basic	49,987				8,882	(15a	)	58,869				6,262		65,131
Diluted	50,213				8,882	(15a	)	59,095				6,262		65,357

See accompanying notes to unaudited pro forma financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(In thousands, except per share amounts)

(1)	The amounts in this column represent, for Acadia, actual results for the periods presented.
(2)	The amounts in this column represent, for CRC, actual results for the periods presented.
(3)	Reflects elimination of equity accounts and existing deferred financing costs of CRC.
(4)	Represents adjustments based on preliminary estimates of fair value and the adjustment to goodwill derived from the difference in the estimated total consideration to be transferred by Acadia and the estimated fair value of assets acquired and liabilities assumed by Acadia. The estimated equity consideration is based on the issuance of 6,262,046 shares of Acadia common stock with a par value of $0.01 at an assumed value of $60.00 per share, which results in estimated additional common stock of $63 and additional paid-in capital of $375,660. Final equity consideration will be determined at the closing of the merger.

Estimated equity consideration	$375,723
Assumption of net indebtedness	875,677

Estimated total consideration	1,251,400
Accounts receivable	49,263
Other current assets	15,902
Property and equipment	128,851
Intangible assets	15,000
Deferred tax assets—noncurrent	94,566
Other long-term assets	453
Accounts payable	(5,841)
Accrued salaries and benefits	(22,777)
Other accrued liabilities	(21,590)
Other long-term liabilities	(25,077)

Fair value of assets acquired and liabilities assumed	$228,750

Estimated goodwill	1,022,650
Less: historical goodwill	(559,613)

Goodwill adjustment	$463,037

The acquired assets and liabilities will be recorded at their relative fair values as of the closing date of the merger. Estimated goodwill is based upon a determination of the fair value of assets acquired and liabilities assumed that is preliminary and subject to revision as the value of total consideration is finalized and additional information related to the fair value of property and equipment and other assets (including intangible assets) acquired and liabilities assumed becomes available. The actual determination of the fair value of assets acquired and liabilities assumed may differ from that assumed in these unaudited pro forma condensed combined financial statements and such differences may be material. Qualitative factors comprising goodwill include efficiencies derived through synergies expected by coordination of services provided across the combined network of facilities, achievement of operating efficiencies by benchmarking performance and applying best practices throughout the combined company.

(5)	The sources and uses of cash in connection with the December 2014 credit facility amendment and merger with CRC are expected to be as follows:

Sources relating to December 2014 credit facility amendment:
Incremental term A loans	$235,000

Total sources	$235,000

Uses:
Existing revolver paydown	$(164,000)
Incremental term A loans debt financing costs	(1,900)
Cash proceeds	(69,100)

Total uses	$(235,000)

Sources relating to merger with CRC:
New unsecured senior notes	$300,000
New term B loans	500,000
Equity issuance to CRC stockholders(a)	375,723
CRC cash on hand	16,112
Revolver borrowing	62,558
Acadia cash on hand	69,100

Total sources	$1,323,493

Uses:
Equity issuance to CRC stockholders(a)	(375,723)
CRC debt repayment	(889,377)
CRC debt prepayment fees	(9,000)
CRC accrued interest payoff	(7,412)
Debt financing costs	(23,250)
Acquisition costs(b)	(18,731)

Total uses	$(1,323,493)

(a)	Assumes the issuance of 6,262,046 shares of Acadia common stock with a par value of $0.01 at an assumed value of $60.00 per share in exchange for all outstanding CRC securities. Non-accredited stockholders of CRC will receive cash in lieu of Acadia common stock.
(b)	The effect of estimated acquisition costs are not included in the pro forma condensed combined statement of operations for the year ended December 31, 2013 and nine months ended September 30, 2014 and 2013.

(6)	Represents the $7,412 payoff of CRC’s accrued interest and the following adjustments to long-term debt:

	Current Portion	Long-term Portion	Total Debt
Incremental term A loans	$11,750	$223,250	$235,000
Revolving line of credit paydown	—	(164,000)	(164,000)
Elimination of debt not assumed	(4,709)	(874,669)	(879,378)
New unsecured senior notes	—	300,000	300,000
New term B loans	5,000	495,000	500,000
Revolving line of credit borrowing	—	62,558	62,558

Adjustments	$12,041	$42,139	$54,180

(7)	The amounts in this column represent pro forma adjustments for Acadia’s completed acquisitions of (a) two facilities from United Medical Corporation, (b) Cascade Behavioral Hospital and (c) McCallum Place (none of which were individually material) up to the acquisition dates.

(8)	The historical financial statements of Partnerships in Care are prepared in accordance with U.K. GAAP and are adjusted to: (i) reconcile the financial statements to U.S. GAAP and (ii) translate the financial statements to U.S. dollars based on the historical exchange rates below. The Partnerships in Care financial statements have been reclassified to conform to Acadia’s financial statement presentation.

		GBP/USD
Year ended December 31, 2013	Average Spot Rate	$1.5643
Six months ended June 30, 2014	Average Spot Rate	$1.6687
Nine months ended September 30, 2013	Average Spot Rate	$1.5461

(a)	The amounts below represent results for the year ended December 31, 2013.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Notes	Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Revenue before provision for doubtful accounts	£170,703	£			£170,703	$267,031
Provision for doubtful accounts	(7)				(7)	(11)

Revenue	170,696				170,696	267,020
Salaries, wages and benefits	98,345		(1,501)	(10)	96,844	151,493
Professional fees	7,220				7,220	11,294
Supplies	6,236				6,236	9,755
Rents and leases	1,026				1,026	1,605
Other operating expenses	15,374				15,374	24,050
Depreciation and amortization	11,458		2,077	(10)	13,535	21,173
Interest expense, net	61,782		(12,320)	(10)	49,462	77,373
Transaction-related expenses	—				—	—

Total expenses	201,441		(11,744)		189,697	296,743
(Loss) income from continuing operations before income taxes	(30,745)		11,744		(19,001)	(29,723)
Benefit for income taxes	(1,715)		(6,496)	(10)	(8,211)	(12,844)

Loss from continuing operations	£(29,030)		£18,240		£(10,790)	$(16,879)

(b)	The amounts below represent results for the six months ended June 30, 2014.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Notes	Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Revenue before provision for doubtful accounts	£85,283	£			£85,283	$142,312
Provision for doubtful accounts	2				2	3

Revenue	85,285				85,285	142,315
Salaries, wages and benefits	51,601		(878)	(10)	50,723	84,641
Professional fees	4,037				4,037	6,737
Supplies	2,917				2,917	4,868
Rents and leases	545				545	909
Other operating expenses	6,978				6,978	11,644
Depreciation and amortization	5,991		1,039	(10)	7,030	11,731
Interest expense, net	31,979		(6,160)	(10)	25,819	43,084
Transaction-related expenses	—				—	—

Total expenses	104,048		(5,999)		98,049	163,614
(Loss) income from continuing operations before income taxes	(18,763)		5,999		(12,764)	(21,299)
(Benefit) provision for income taxes	(1,063)		1,081	(10)	18	30

Loss from continuing operations	£(17,700)		£4,918		£(12,782)	$(21,329)

(c)	The amounts below represent results for the nine months ended September 30, 2013.

	Partnerships in Care (in £, in U.K. GAAP)	U.S. GAAP Adjustments		Notes	Partnerships in Care (in £, in U.S. GAAP)	Partnerships in Care (in $, in U.S. GAAP)
Revenue before provision for doubtful accounts	£127,882	£			£127,882	$197,718
Provision for doubtful accounts	(21)				(21)	(32)

Revenue	127,861				127,861	197,686
Salaries, wages and benefits	73,971		(1,126)	(10)	72,845	112,626
Professional fees	5,650				5,650	8,735
Supplies	4,670				4,670	7,220
Rents and leases	767				767	1,186
Other operating expenses	10,600				10,600	16,389
Depreciation and amortization	8,515		1,559	(10)	10,074	15,575
Interest expense, net	46,159		(9,240)	(10)	36,919	57,080
Transaction-related expenses	—				—	—

Total expenses	150,332		(8,807)		141,525	218,811
(Loss) income from continuing operations before income taxes	(22,471)		8,807		(13,664)	(21,125)
Benefit for income taxes	(1,254)		(4,872)	(10)	(6,126)	(9,471)

Loss from continuing operations	£(21,217)		£13,679		£(7,538)	$(11,654)

(9)	The amounts in this column represent, for Habit, actual results, up to the acquisition date, for the periods presented.
(10)	Reflects adjustments to reconcile U.K. GAAP to U.S. GAAP including (i) a property and equipment impairment charge and related depreciation expense adjustment, which would not have been recorded under U.S. GAAP; (ii) amortization of an interest rate swap, which would not have been recorded under U.S. GAAP; (iii) a share-based payment charge, which would not have been recorded under U.S. GAAP; and (iv) the tax impact of the previous adjustments.
(11)	Represents the adjustments to depreciation and amortization expense as a result of recording the property and equipment and intangible assets at preliminary estimates of fair value as of the date of the acquisitions, as follows:

(a)	Partnerships in Care

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Land	$78,913	N/A	$—	$—	$—	$—
Building and improvements	478,604	30-50	1,046	11,765	6,275	8,721
Equipment	20,713	3-10	354	3,988	2,127	2,956

	578,230		1,400	15,753	8,402	11,677
Indefinite-lived intangible assets	3,000	N/A	—	—	—	—

Total depreciation and amortization expense				15,753	8,402	11,677
Less: historical depreciation and amortization expense				(21,173)	(11,731)	(15,575)

Depreciation and amortization expense adjustment				$(5,420)	$(3,329)	$(3,898)

(b)	CRC and Habit

	Amount	Useful Lives (in years)	Monthly Depreciation	Year Ended December 31, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Land	$20,983	N/A	$—	$—	$—	$—
Building and improvements	81,526	10-40	878	10,536	7,902	7,902
Equipment	18,828	3-10	438	5,256	3,942	3,942
Construction in progress	7,514	N/A	—	—	—	—

	128,851		1,316	15,792	11,844	11,844
Indefinite-lived intangible assets	15,000	N/A	—	—	—	—

	15,000		—	—	—	—
Total depreciation and amortization expense				15,792	11,844	11,844
Less: historical depreciation and amortization expense of CRC				(19,398)	(15,352)	(14,363)
Less: historical depreciation and amortization expense of Habit				(1,930)	(381)	(1,448)

Depreciation and amortization expense adjustment				$(5,536)	$(3,889)	$(3,967)

(12)	Represents an adjustment to interest expense to give effect to the following transactions:

(a)	Partnerships in Care

	Year Ended December 31, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Interest related to 5.125% Senior Notes due 2022	$15,375	$7,688	$11,531
Interest related to borrowings on revolving credit facility	450	225	337
Interest related to amortization of deferred financing costs	1,116	558	837
Less: historical interest expense of Partnerships in Care	(77,373)	(43,084)	(57,080)

Interest expense adjustment	$(60,432)	$(34,613)	$(44,375)

(b)	CRC, assuming an estimated interest rate of 5.1% related to the new debt.

	Year Ended December 31, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Interest related to new unsecured senior notes	$18,000	$13,500	$13,500
Interest related to incremental term A loans	8,225	6,169	6,169
Interest related to new term B loans	22,500	16,875	16,875
Interest related to change in the applicable interest rate on term A loans based on Acadia’s consolidated leverage ratio	1,146	859	859
Interest related to revolving line of credit paydown, net of borrowing	(3,049)	(2,287)	(2,287)
Interest related to amortization of deferred financing costs	3,593	2,695	2,695
Less: historical interest expense of CRC	(70,699)	(54,455)	(52,791)
Less: historical interest expense of Habit	(575)	(89)	(431)

Interest expense adjustment	$(20,859)	$(16,733)	$(15,411)

An increase or decrease of 0.125% in the assumed interest rate related to the new unsecured senior notes and new term B loans would result in a change of $1.0 million, $0.8 million and $0.8 million for the year ended December 31, 2013 and nine months ended September 30, 2014 and 2013, respectively.

(13)	Reflects the removal of acquisition-related expenses, related to CRC, included in the historical statements of operations.
(14)	Reflects adjustments to income taxes to reflect the impact of the above pro forma adjustments applying combined U.S. federal and state statutory tax rates and U.K. statutory rates.
(15)	Represents adjustments to weighted average shares used to compute basic and diluted earnings per share for the following.

(a)	To reflect the effect of 8,881,794 shares of common stock issued by Acadia, which resulted in an increase in the weighted average shares outstanding of 8,881,794 for the year ended December 31, 2013 and nine months ended September 30, 2014 and 2013 on a pro forma basis. The proceeds of Acadia’s offering of such common stock were used to partially fund Acadia’s acquisition of Partnerships in Care on July 1, 2014.
(b)	To reflect the effect of an estimated 6,262,046 shares of common stock to be issued by Acadia.

(16)	Reflects reclassification of CRC provision for doubtful accounts to conform to Acadia historical presentation.